Revenue	12 Months Ended
Dec. 31, 2025
Revenue
Revenue

Section A — Customers

This section discusses disclosures related to contracts with our customers. These include but are not limited to explanations of how we recognize revenue, revenue disaggregation, and information about our trade receivables and customer-related obligations.

(A.1) Revenue

y Accounting for Revenue from Contracts with Customers

Classes of Revenue

We derive our revenue from fees charged to our customers for the use of our cloud offerings, for licenses to our on-premise software products, and for standardized and premium support services, consulting, customer-specific software developments, training, and other services.

Cloud and software revenue, as presented in our Consolidated Income Statements, is the sum of our cloud revenue, our software license revenue, and our software support revenue.

Cloud revenue represents fees earned from providing customers with any of the following:

Software as a service (SaaS), that is, a right to use software functionality (including standard functionalities, AI use cases, and custom cloud applications and extensions) in a cloud-based infrastructure hosted by SAP or third parties subcontracted by SAP, where the customer does not have the right to terminate the hosting contract and take possession of the software to either run it on its own IT infrastructure or to engage a third-party provider unrelated to SAP to host and manage the software; SaaS also includes transaction and agent fees for transactions that customers execute on our cloud-based transaction platforms.

Platform as a service (PaaS), that is, access to a cloud-based platform to develop, deploy, integrate, and manage applications.

Infrastructure as a service (IaaS), that is, hosting and related application management services for software hosted by SAP or third parties engaged by SAP.

Premium cloud support, that is, support beyond the regular support embedded in the underlying cloud subscription services.

Software license revenue represents fees earned from the license of perpetual or time-based software to customers for use on the premises owned or fully controlled by the customer, in other words, where the customer has the right to take possession of the software for installation on the customer’s premises or on hardware of third-party hosting providers unrelated to SAP (on-premise software).

Software support revenue represents fees earned from providing customers with standardized support services that comprise unspecified future software updates, upgrades, and enhancements as well as technical product support services for on-premise software products.

Services revenue primarily represents fees earned from professional consulting services, premium support services, and training services.

Identification of a Contract

We frequently enter into multiple contracts with the same customer. For accounting purposes, we treat these contracts as a single contract if they are entered into at or near the same time and are economically interrelated. We do not combine contracts with closing days more than three months apart because we do not consider them being entered into near the same time. Judgment is required in evaluating whether various contracts are interrelated, which includes considerations as to whether they were negotiated as a package with a single commercial objective, whether the amount of consideration on one contract is dependent on the performance of the other contract, or if some or all goods in the contracts are a single performance obligation.

New arrangements with existing customers can be either a new contract or the modification of prior contracts with the customer. Our judgment in making this determination considers whether the goods and services under the new arrangement are highly interrelated with the goods and services sold under prior contracts, how the goods and services under the new arrangement are priced, and whether there is a connection between the new arrangement and the pre-existing contracts. In determining whether a change in transaction price represents a contract modification or a change in variable consideration, we examine whether the change in price results from changing the contract or from applying unchanged existing contract provisions.

Identification of Performance Obligations

Our customer contracts often include various products and services. Typically, the products and services outlined in the Classes of Revenue section qualify as separate performance obligations and the portion of the contractual fee allocated to them is recognized separately. For distinct goods and services that are sold to customers in commercial bundles, SAP generally concludes that no significant integration or interrelation between the distinct goods and services exists, and therefore considers each individual good or service included in the commercial bundle to be distinct goods and services. Judgment is required, however, in determining whether a good or service is considered a separate performance obligation. For our professional services and implementation activities, judgment is required to evaluate whether such services significantly integrate, customize, or modify the on-premise software or cloud service to which they relate. In this context, we consider the nature of the services and their volume relative to the volume of the on-premise software or cloud service to which they relate. In general, the implementation services for our cloud services go beyond pure setup activities and qualify as separate performance obligations. Similarly, our on-premise implementation services and our custom development services typically qualify as separate performance obligations. Non-distinct goods and services are combined into one distinct bundle of goods and services (combined performance obligation).

When selling goods or services, we frequently grant customers options to acquire additional goods or services (for example, renewals of cloud or support arrangements, or additional volumes of purchased cloud solutions or software). We apply judgment in determining whether such options provide a material right to the customer that the customer would not receive without entering into that contract. In this judgment, we consider, for example, whether the options entitle the customer to a discount that exceeds the discount granted for the respective goods or services sold together with the option.

In scenarios where SAP:

-   sells indirectly to end customers via partners

-   sells third-party products to end customers

-   provides services to end customers with the support of suppliers, or

-   connects buyers and suppliers on cloud-based platforms,

SAP determines the respective nature of the performance obligation and whether SAP is providing the specified good or service itself or arranging for the good or service to be provided by the third party. SAP identifies whether it (or the partner) is acting as principal or agent in line with this performance obligation assessment. SAP exercises judgment in making this assessment, which is based on the question of whether the intermediary controls the specified good or service before it is transferred to the customer. In exercising this judgment, SAP relies in the majority of cases on bundling multiple goods or services into the specified good or service, on its legal responsibility toward the customer in providing the specified good or service, and on its pricing discretion for the same.

Determination of Transaction Price

We apply judgment in determining the amount to which we expect to be entitled in exchange for transferring promised goods or services to a customer. Generally, variable consideration is estimated based on the most likely amount and is included in the transaction price to the extent that the constraint does not apply. This includes estimates as to whether and to what extent subsequent concessions may be granted to customers and whether the customer is expected to pay the contractual fees. In this judgment, we consider our history with the respective customer or on a portfolio basis.

The recognition constraint is applied to on-premise software transactions that include usage-based or sales-based contingent fees. In contrast, our typical cloud services do not provide the customer with a software license because the customer does not have the right to terminate the hosting contract and take possession of the software. Consequently, variable cloud fees are considered in the transaction price based on estimates, rather than being accounted for as usage-based or sales-based license royalties. If SAP pays consideration to a customer in exchange for a distinct good or service-for example, when SAP acquires goods or services from a supplier, and such purchase is linked to a customer contract-the fair value of the purchase transaction must be estimated to conclude whether, and to what extent, the transaction price of the linked customer contract should be reduced or partially reduced.

Only very rarely do our contracts include significant financing components. We do not account for financing components if the period between when SAP transfers the promised goods or services to the customer and when the customer pays for those goods or services is one year or less.

Allocation of Transaction Price

We have established a hierarchy to identify the standalone selling prices (SSPs) that we use to allocate the transaction price of a customer contract to the performance obligations in the contract.

-   Where the SSPs for an offering are observable and reasonably consistent across customers (that is, not highly variable), our SSP estimates are derived from our respective pricing history. Typically, our standardized support offerings and our professional service offerings follow this approach.

-   Where sales prices for an offering are not directly observable or highly variable across customers, we use estimation techniques.

The SSP for SAP’s cloud offerings considers overall pricing objectives, taking market conditions and other factors into account. We estimate the SSP using a specific pricing range that encompasses the majority of our transactions. In that context, we use judgment in determining the upper and lower end of the range. Such judgment considers price points achieved in the market as well as strategic pricing decisions.

For offerings for which we cannot justify a range and we observe highly variable pricing, and for which we lack substantial direct costs to estimate based on a cost-plus-margin approach, we allocate the transaction price by applying a residual approach. We use this technique in particular for our standard on-premise software offerings. To judge whether the historical pricing of our goods and services is highly variable, we have established thresholds of pricing variability.

As SAP’s go-to-market strategies evolve further, SAP continuously monitors its commercial models and pricing practices, which could result in changes to our SSPs in the future.

The SSPs of material right options depend on the probability of option exercise. In estimating these probabilities, we apply judgment considering historical exercise patterns.

Recognition of Revenue

Cloud revenue is recognized over time as the services are performed. For cloud business models where we grant rights to continuously access and use one or more cloud offerings for a certain term, revenue is recognized based on time elapsed and thus ratably over this term. For cloud business models provisioned on a consumption basis where a customer commits to a fixed value of spend on cloud services throughout the contract term, but with the discretion to call off cloud services during the contract term, we recognize revenue based on consumption as it best reflects our measure towards satisfaction of that performance obligation. In limited scenarios where the transaction price is entirely variable and determined by the customer’s consumption, we recognize revenue based on usage in the period in which it was earned.

Software license revenue is recognized at a point in time or over time depending on whether we deliver standard software, customer-specific software, or software subscription contracts that combine the delivery of software and the obligation to deliver, in the future, unspecified software products:

-	Licenses for our standard on-premise software products are typically delivered by providing the customer with access to download the software. We recognize revenue for these on-premise licenses at the point in time when we grant the license rights to the customer and the customer has access to and thus control over the software. In judging whether our on-premise software offerings grant customers a right to use, rather than a right to access, our intellectual property, we have considered the usefulness of our software without subsequent updates to it.
-	Typically, our customer-specific on-premise software development agreements:

◾      Represent software developed for specific needs of individual customers and therefore do not have any alternative use for us.

◾      Provide us with an enforceable right to payment for performance completed to date.

For such development agreements, we recognize revenue over time as the software development progresses. Judgment is required in identifying an appropriate method to measure the progress toward complete satisfaction of such performance obligations. We typically measure progress of our development agreements based on the direct costs incurred to date in developing the software as a percentage of the total reasonably estimated direct costs to fully complete the development work (input-based percentage-of-completion method). This method of measuring progress faithfully depicts the transfer of the development services to the customer, as substantially all of these costs are cost of the staff or third parties performing the development work. In estimating the total cost to fully complete the development work, we consider our history with similar projects.

-	For agreements that combine the delivery of software and the obligation to deliver, in the future, unspecific software products, we recognize revenue at a point in time for licenses that are made immediately accessible to the customer. We recognize revenue ratably over the term of the software subscription contract for the unspecified software products, as our performance obligation is to stand ready to deliver such products on a when-and-if-available basis.

Software support revenue is typically recognized based on time elapsed and thus ratably over the term of the support arrangement. Under our standardized support services, our performance obligation is to stand ready to provide technical product support and unspecified updates, upgrades, and enhancements on a when-and-if-available basis. Our customers simultaneously receive and consume the benefits of these support services as we perform.

Service revenue is typically recognized over time. Where we stand ready to provide the service (such as access to learning content), we recognize revenue based on time elapsed and thus ratably over the service period. Non-stand-ready services (such as separately identifiable consulting services and premium support services) are recognized over time as the services are utilized, typically following the percentage-of-completion method. We apply judgment in determining whether a service qualifies as a stand-ready service or as a non-stand-ready service.

Revenue for combined performance obligations is recognized over the longest period of all promises in the combined performance obligation.

For performance obligations satisfied over time, we need to measure progress using the method that best reflects SAP’s performance. When using cost incurred as a measure of progress for recognizing revenue over time, we apply judgment in estimating the total cost to satisfy the performance obligation.

All of the judgments and estimates mentioned above can significantly impact the timing of revenue to be recognized.

Contract Balances

We recognize trade receivables for performance obligations satisfied over time gradually as the performance obligation is satisfied and in full once the invoice is due. Judgment is required in determining whether a right to consideration is unconditional and thus qualifies as a receivable.

Contract liabilities primarily reflect invoices due or payments received in advance of revenue recognition.

Typically, we invoice fees for on-premise standard software on contract closure and software delivery. Periodic fixed fees for cloud subscription services, software support services, and other multi-period agreements are typically invoiced yearly or quarterly in advance. Such fee prepayments account for the majority of our contract liability balance. Fees based on actual transaction volumes for cloud subscriptions and fees charged for non-periodical services are invoiced as the services are delivered. While payment terms and conditions vary by contract type and region, our terms typically require payment within 30 to 60 days.

Geographic Information

The amounts for revenue by region in the following tables are based on the location of customers. The regions in the following table are EMEA (Europe, Middle East, and Africa), Americas (North America and Latin America), and APJ (Asia Pacific Japan).

Total Revenue by Region

€ millions	2025	2024	2023
Germany	5,828	5,359	4,921
Rest of EMEA	11,197	10,216	9,083
EMEA	17,025	15,575	14,004
United States	11,537	11,056	10,204
Rest of Americas	2,962	2,752	2,558
Americas	14,499	13,808	12,762
Japan	1,569	1,388	1,243
Rest of APJ	3,707	3,404	3,199
APJ	5,276	4,793	4,441
 SAP Group	36,800	34,176	31,207

Major Revenue Classes by Region

	Cloud Revenue			Cloud and Software Revenue
€ millions	2025	2024	2023	2025	2024	2023
EMEA	8,876	6,892	5,241	15,013	13,534	12,028
Americas	9,075	7,872	6,642	12,744	11,987	10,959
APJ	3,072	2,377	1,781	4,781	4,308	3,937
 SAP Group	21,023	17,141	13,664	32,538	29,830	26,924

Remaining Performance Obligations

Amounts of a customer contract’s transaction price that are allocated to the remaining performance obligations represent contracted revenue that has not yet been recognized. They include amounts recognized as contract liabilities and amounts that are contracted but not yet due.

Contractual periods that are subject to a customer termination for convenience right without a significant early-termination fee, or that are subject to a termination right under applicable law, are excluded from our remaining performance obligations. This is because we determine that enforceable rights and obligations do not exist for the periods subject to termination.

The transaction price allocated to performance obligations that were unsatisfied or partially unsatisfied as at December 31, 2025, was €90.5 billion (December 31, 2024: €78.4 billion). The transaction price thereof allocated to cloud performance obligations that were unsatisfied or partially unsatisfied (total cloud backlog) as at December 31, 2025, was €77.3 billion (December 31, 2024: €63.3 billion). The remaining amount mostly comprises obligations to provide software support services. The vast majority of software support contracts are contracts in the renewal phase that typically have a one-year contract term, while cloud subscription contracts typically are multiple-year contracts. The portion of remaining performance obligations related to services consists of non-cancelable revenue from contracts for projects with a predefined output and from premium engagements. Overall, approximately 39% of the total remaining performance obligations is expected to be recognized over the next 12 months following December 31, 2025.

The transaction price allocated to remaining performance obligations varies between reporting periods, primarily due to the recognition of revenue for performance obligations outstanding at the end of the reporting period and the addition of new contracts within SAP’s cloud, maintenance, and services business. Other contributing factors include contract modifications, upsells, renewals, currency exchange rate fluctuations, and pricing adjustments.

The revenue recognized in fiscal year 2025 for contract renewals, new contracts, and contract modifications is presented on a gross basis in the following reconciliation of outstanding performance obligations. This means that it is included as a positive entry under “Add renewals, new contracts and modifications” and as a negative entry under “Less revenue recognized in 2025.”

Reconciliation of Remaining Performance Obligations

€ billions	2025
/ 12/31/2024	78.4
Add renewals, new contracts, and modifications:
- Cloud	35.0
- Maintenance	9.9
- Services	3.1
- Others[1]	-0.2
Less revenue recognized in 2025:
- Cloud	-21.0
- Maintenance	-10.5
- Services	-4.3

Acquisitions and divestments[2]	0.2

/ 12/31/2025	90.5

[1] Others mainly comprises currency fluctuations for our services and maintenance contracts and changes to the remaining performance obligations for our software contracts.

[2] The 2025 acquisitions and divestments figure refers to the acquisition of SmartRecruiters.

From December 31, 2023 to December 31, 2024, the remaining performance obligations increased from € 58.7 billion to €78.4 billion. The increase was mainly driven by renewals, new contracts and contract modifications of €36.2 billion for Cloud, €10.8 billion for maintenance and €5.1 billion for Services and others respectively. At the same time, revenue recognition of €17.1 billion for Cloud, €11.3 billion for Maintenance and €4.3 billion for Services reduced the remaining performance obligations per December 31, 2023 during 2024. An additional contribution factor was the acquisition of WalkMe in 2024, which contributed with an RPO increase of €0.4 billion.

Performance Obligations Satisfied in Previous Years

Revenue recognized in the reporting period for performance obligations satisfied in earlier periods was €77 million (December 31, 2024: €75 million), mainly resulting from changes in estimates of variable considerations and changes in estimates related to percentage-of-completion-based contracts.

Contract Balances

The following table presents the activities impacting contract liabilities balances during the year ended December 31, 2025:

Contract Liabilities

€ billions	2025
/ 1/1/2025	6.1
Increases resulting from billing and invoices becoming due	16.7
Decreases resulting from satisfaction of performance obligations	-15.6
Other[1]	-0.5
/ 12/31/2025	6.7

[1] Other includes, for example, the impact of foreign currency translation and business combinations.

The amount of revenue recognized in the reporting period that was included in the contract liability balance at the beginning of the reporting period was €5.3 billion (December 31, 2024: €4.7 billion).